UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

January 20, 2023

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 001-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard

Salt Lake City, Utah 84119-2099

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (801) 817-1776

Former name or former address, if changed since last report: Not Applicable

______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.05 Par Value	FC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07 Submission of Matters to a Vote of Security Holders.

Franklin Covey Co. (the Company) held its Annual Meeting of Shareholders on Friday, January 20, 2023. For more information on the following proposals, refer to the Company’s Proxy Statement filed with the Securities and Exchange Commission on December 19, 2022, the relevant portions of which are incorporated herein by reference. The matters voted on and the results of the votes are as follows:

1.The following nominees for Director were elected. Each person elected will serve until the next annual meeting of shareholders or until such person’s successor is elected and qualified.

Nominee	Number of Votes Cast For	Number of Votes Withheld	Broker Non-Votes
Anne H. Chow	8,046,323	618,653	2,340,207
Craig Cuffie	8,562,077	102,899	2,340,207
Donald J. McNamara	8,456,631	208,345	2,340,207
Joel C. Peterson	8,602,513	62,463	2,340,207
Nancy Phillips	8,470,803	194,173	2,340,207
Derek C.M. van Bever	8,529,471	135,505	2,340,207
Robert A. Whitman	8,500,437	164,539	2,340,207

2.The advisory vote for the approval of executive compensation as described and presented in the Compensation Discussion and Analysis of the Company’s Proxy Statement was approved with 8,120,773 votes in favor; 494,677 votes against; and 49,526 abstentions. The number of broker non-votes was 2,340,207.

3.The ratification of the appointment of Deloitte & Touche, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending August 31, 2023 was approved with 10,736,940 votes cast in favor; 226,531 votes against; and 41,712 abstentions. There were no broker non-votes for this proposal.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date: January 20, 2023	By:	/s/ Stephen D. Young
Stephen D. Young
Chief Financial Officer